UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006 (November 8, 2006)

APEX CAPITAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-27001 (Commission File Number)	91-1939535 (I.R.S. Employer File Number)

No. 507 Royal Plaza, 21-1 Wenyi Road,
Shenke District, Shenyang City, Liaoning Province, China, Postal Code 110000
(Address of principal executive offices)

(86) 24-25899840
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the filing of this Current Report on Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

On November 8, 2006, Apex Capital Group, Inc. (the “Company”) issued and sold, for a price of $0.001 per share, the following numbers of shares of the Corporation’s common stock, par value, $0.001 (the “Common Stock”), to the following key employees of the Corporation: 660,000 shares to Huimin Lu, vice president, chief technology officer and director; 330,000 shares to Chris Wu, vice president and chief financial officer; and 264,000 shares to Tong Zhibin, deputy chief financial officer. In aggregate, this amounted to a sale of 1,254,000 shares for $1,254.00, with no underwriting discounts or commissions. This issuance was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX CAPITAL GROUP, INC.

Date: November 8, 2006	By:	/s/ Shushun Feng
Name: Shushun Feng
Title: President and Chief Executive Officer